The Simms Funds
                                U.S. Equity Fund
                            International Equity Fund

                    Supplement dated September 3, 2002 to the statement of additional information ("SAI") dated October 26, 2001.

      This supplement contains important information and should be read in conjunction with the SAI of The Simms Funds (the "Trust"). The following information modifies the section entitled "Trustees and Officers -- Board of Trustees," which begins at page 24 of the SAI.


            On June 4, 2002, the Board of Trustees of the Trust appointed Hugh
      G. Lynch to serve as a Trustee of the Trust. Because Mr. Lynch is not an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended), he is considered an Independent Trustee of the Trust.

            Mr. Lynch is 64 years old and his address is, c/o the Trust, 55 Railroad Avenue, Greenwich, Connecticut 06830. Currently retired, he was Managing Director for International Investments at General Motors Investment Management Corporation from December 1994 to March 2000. In addition, Mr. Lynch has served as a Director of The Greater China Fund, Inc. since 2000. As of June 4, 2002, he owned no shares of the Trust.

            Mr. Lynch replaces Robert G. Blount, who resigned as an Independent Trustee of the Trust effective February 19, 2002.